SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 12, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                          0-16014                    23-2417713
(State or other                 (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                              Identification No.)




                  Main at Water Street - Coudersport PA, 16915 (Address of
              principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 5.        Other Events

On June 6, 1997 Tele-Communications, Inc., ("TCI") and Adelphia Communications Corporation ("Adelphia") announced that they have signed a letter of intent to establish a partnership in which TCI will contribute its cable systems in Buffalo, New York; Erie, Pennsylvania; and Ashtabula and Lake County, Ohio, totaling 166,000 subscribers, to the partnership and Adelphia will contribute its Western New York and Lorain, Ohio systems, totaling 298,000 subscribers to the venture. Upon closing of the transaction, TCI will hold a minority interest in the partnership. Adelphia will manage the partnership and consolidate the partnership's results for financial reporting purposes. The venture will serve a total of nearly 465,000 customers in the region.

Incorporated herein by reference is the registrant's press release dated June 6, 1997, a copy of which is filed at Exhibit 99.01 of this form 8K.

Item 7.        Financial Statements and Exhibits

Exhibit 99.01 - Press Release dated June 6, 1997


                                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     June 12, 1997                   ADELPHIA COMMUNICATIONS CORPORATION
                                                   (Registrant)

                                          By: /s/Timothy J. Rigas
                                          Timothy J. Rigas
                                          Executive Vice President,
                                          Treasurer and Chief Financial Officer





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EXHIBIT INDEX

Exhibit No.                Description

99.01                      Press Release dated June 6, 1997